UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                      October 21, 2005 (October 17, 2005)

                       Innovative Card Technologies, Inc.

             (Exact name of registrant as specified in its charter)

           Delaware                    000-51260                14-1861651
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 (State or other jurisdiction   (Commission File Number)      (IRS Employer
      of incorporation)                                     Identification No.)

11601 Wilshire Boulevard, Suite 2160, Los Angeles CA               90025
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      (Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code: (310) 312-0700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K and other reports filed by the Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant's management as well as estimates and assumptions made by the Registrant's management. When used in the Filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant's management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant's industry, operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(b) On October 17, 2005, John A. Ward, III accepted the position of non-executive Chairman of the Board of Directors of Innovative Card Technologies, a Delaware corporation ("the Company") after Alan Finkelstein, relinquished his title as Chairman of the Board of Directors. Alan Finkelstein will remain a director and the Chief Executive Officer of the Company. Once Mr. Ward becomes available, Mr. Ward intends to become the Chairman of the Board and Chief Executive Officer of the Company and Alan Finkelstein will become President and remain a Director of the Company if such appointments are approved by the Board of Directors.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Innovative Card Technologies, Inc.
                                    --------------------------------------------
                                                    (Registrant)

Date October 21, 2005
                               By:  /s/ Bennet Lientz
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                              Name  Bennet Lientz, Jr.
                                    --------------------------------------------
                            Title:  Chief Financial Officer
                                    --------------------------------------------